Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	The Board of the Company grants equity awards based on performance during regularly scheduled annual performance reviews. The Board of the Company has not established policies and practices (whether written or otherwise) regarding the timing of option grants or other awards in relation to the release of material nonpublic information (“MNPI”) and does not take MNPI into account when determining the timing and terms of stock option or other equity awards to executive officers. The Company does not time the disclosure of MNPI, whether positive or negative, for the purpose of affecting the value of executive compensation.
Award Timing Method [Text Block]	The Board of the Company grants equity awards based on performance during regularly scheduled annual performance reviews.
Award Timing MNPI Considered [Flag]	false
MNPI Disclosure Timed for Compensation Value [Flag]	false